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                                                                   Exhibit 10.71

                      MAIL.COM INVESTORS' RIGHTS AGREEMENT

         MAIL.COM INVESTORS' RIGHTS AGREEMENT, dated as of the 16th day of March 2000, between Mail.com, Inc., a Delaware corporation (the "Company"), and STD, Inc., d/b/a Software Tool & Die, a Massachusetts corporation (the "Investor"). The Company and the Investor are collectively referred to as the "Parties."

         WHEREAS, concurrently with the execution and delivery hereof, the Company has issued shares of its Class A common stock, par value $.01 per share (the "Shares"), to the Investor pursuant to the Common Stock Purchase Agreement between the Parties dated as of the date hereof (the "Purchase Agreement"); and

         WHEREAS, in order to induce the Investor to take delivery of the Shares, the Investor and the Company agree that this Agreement shall govern the rights of the Investor and the Company with respect to the subject matter set forth herein and in connection with the terms and provisions as set forth herein;

         NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter contained, the Parties do hereby agree as follows:

                                    ARTICLE I

                              DEFINITIONS AND TERMS

         SECTION 1.1 Definitions. The following terms, as used herein, shall have the following meanings:

         "Act" means the Securities Act of 1933, as amended.

         "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with such Person.

         "Agreement" means this Agreement, as the same may be amended or supplemented from time to time in accordance with the terms hereof.

         "Class A Common Stock" means the shares of Class A Common Stock, par value $.01 per share, that the Company is authorized to issue by way of the Company's Amended and Restated Certificate of Incorporation, and amendments thereto.

         "Company" shall have the meaning set forth in the preface above.

         "Company Stock" means any shares of any class of authorized capital stock in the Company.

         "Demand Registration" has the meaning set forth in Section 2.1.3. of this Agreement.

         "Holder" shall mean any Investor who holds the Registrable Securities, and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 3.1 hereof.

         "Incidental Registration" has the meaning set forth in Section 2.1.1. of this Agreement.

         "Indemnified Party" and "Indemnifying Party" has the meaning set forth in Section 2.6. of this Agreement.

         "Investor" has the meaning set forth in the preface above.



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         "Party" has the meaning set forth in the preface above.

         "Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

         "Registrable Securities" means (i) the Shares, (ii) any Class A Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the securities referenced in clauses (i) and (ii), and (iii) any other shares of capital stock of the Company into or for which the securities referenced in clauses (i) and (ii) may be converted into or exchanged pursuant to a recapitalization or reclassification of the Company's capital stock; provided, however, that Registrable Securities shall not include any shares of stock that
(x) have been registered pursuant to the Securities Act, (y) are eligible for public resale under Rule 144 under the Securities Act or (z) are otherwise exempt from registration under the Securities Act.

         "SEC" means the Securities and Exchange Commission.

         "Shares" has the meaning set forth in the preface above.

         SECTION 1.2 Other Terms. Other terms may be defined elsewhere in the text of this Agreement and, unless otherwise indicated, shall have such meaning throughout this Agreement.

         SECTION 1.3 Other Definitional Provisions. The words "herein," "hereof," "hereto" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa, and in such gender, as the sense and circumstances require.

                                   ARTICLE II

                               REGISTRATION RIGHTS

         The Company and the Investor covenant and agree as follows:

         SECTION 2.1 Registration

         2.1.1. Incidental Registration. If at any time prior to the effectiveness of the registration statement on Form S-3 referred to in Section 2.1.3., the Company proposes to register any Company Stock under the Act for its own account or for the account of any of its stockholders, in connection with an underwritten public offering (or, prior to July 1, 2000, any public offering) of such Company Stock, on a form that would also permit registration of the Registrable Securities (other than a registration (i) on Form S-8 or any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or (ii) with respect to an employee benefit plan, or (iii) solely in connection with an SEC Rule 145 transaction), the Company shall, each such time, give the Investor not less than twenty (20) days written notice of such proposed registration (the "Incidental Registration"). Upon the written request of a Holder , given within twenty (20) days after receipt of any such notice from the Company, the Company shall, subject to Section 2.1.2., cause to be included in such registration all of the Registrable Securities such Holder requests be registered in such registration. There shall be no restriction with respect to the number of times the Holders may request such Incidental Registration.

         2.1.2. Pro Rata Incidental Registration of Company Stock. If the managing underwriter, if there be any, of any offering described in the first sentence of Section 2.1.1. determines that the number of shares proposed to be sold by the Company or by other stockholders of Company Stock is greater than the number of shares that the underwriter believes feasible to sell at the time, at the price and upon the terms approved by the Company, then the number of shares of Company Stock that the underwriter



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believes may be sold shall be allocated for inclusion in the registration statement in the following order of priority: (A) Company Stock sold for the account of any holders of the Company's securities if the registration was initiated by such holders pursuant to contractual demand registration rights and Company Stock sold for the account of Lycos, Inc. ("Lycos"), pursuant to contractual incidental registration rights that permit it to participate in such an offering on a pro rata basis with such holders, pro rata among such holders and Lycos according to the number of shares requested to be registered by such holders and Lycos; (B) Company Stock sold for the account of the Company; and
(C) pro rata among any other holders of securities of the Company exercising contractual incidental registration rights (other than holders described in clause (A) above if pursuant to a demand right and other than Lycos as described in clause (A) above) and the Holders according to the number of shares requested to be registered by such other holders and the Holder. If a Holder disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter; provided, however, the election to withdraw occurs within two (2) days after the Holder receives notice of the expected terms of the underwriting.

         2.1.3. Form S-3 Demand Registration. If at any time on or after July 1, 2000, Holders as to the majority of the number of the Registrable Securities request that the Company effect a Form S-3 registration under the Act of all or a portion of the Registrable Securities, the Company shall, use its best efforts to effect and consummate as soon as practicable the Form S-3 registration of the Registrable Securities under the Act, or such portion thereof, and of all other stock or securities which the Company has been requested to register by any other holder of the Company's securities that is entitled to include securities in such registration (the "Demand Registration"); provided, however, (1) the Company may delay the filing of a registration statement under the Act as required by this Section 2.1.3. and may notify the Investor to not make any offers or sales pursuant to such registration statement or any prospectus contained therein, for as short a period as is practicable and in no event exceeding sixty (60) days after the request of the Investor if the Board of Directors of the Company determines in good faith that such Demand Registration would be seriously detrimental to the interests of the Company, and concludes that it is, therefore essential to defer the filing of such registration statement; provided, however, that the Company may not exercise this right more than twice in any twelve (12) month period and provided, further, that the Company shall use reasonable commercial efforts to cause the filing as soon as may be reasonably practicable; and (2) the Company will not be required to effect a Demand Registration within six (6) months after the effective date of a registration in which the Investor was given registration rights pursuant to
Section 2.1.1.

         SECTION 2.2 Obligations of the Company. In the case of each registration effected by the Company pursuant to Section 2.1, the Company will keep each Holder advised in writing as to the initiation of each such registration, and the completion thereof. At its expense, the Company will use its best efforts to:

         2.2.1. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and keep such registration statement effective until the time when all Registrable Securities are eligible for sale pursuant to Rule 144(k) under the Securities Act;

         2.2.2. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

         2.2.3. Furnish to the Investor such numbers of copies of such registration statement and prospectus, including any preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities;

         2.2.4. Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of material fact or omit to state a material fact



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required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;

         2.2.5. Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all Registrable Securities, in each case no later than the effective date of such registration;

         2.2.6. Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; and

         2.2.7. Otherwise comply with all applicable rules and regulations of the SEC.

         SECTION 2.3 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2 that the Investor shall furnish to the Company such information regarding the Investor, the Registrable Securities held by the Investor and the intended method of disposition thereof as the Company or its appointed agents shall reasonably request and as shall be required in connection with the action to be taken by the Company.

         SECTION 2.4 Registration Expenses. In the case of any registration effected pursuant to Section 2, the Company shall bear all registration and qualification fees and expenses, and all costs and disbursements of counsel for the Company and the reasonable fees and costs of one counsel to the participating Investors (not to exceed $5,000 unless the registration statement is subject to a full SEC review that raises substantial issues regarding the Investors) and (unless the average sales price of such Registrable Securities equals or exceeds $16 per share) all underwriting discounts and commissions with respect to the Registrable Securities sold by such Person; provided, however, that the Company shall not be required to pay for any expenses of any Demand Registration begun if the registration request is subsequently withdrawn at the request of the Investor (in which case the Investor shall bear such expenses).

         SECTION 2.5 Use of Prospectus. The Investor agrees that if the Company notifies the Investor of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, the Investor will discontinue immediately its disposition of securities pursuant to the registration statement until the Investor receives copies of an amended or supplemented prospectus, and if so directed by the Company, will deliver to the Company all copies then in Investor's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

         SECTION 2.6 Indemnification. If any Registrable Securities are included in a registration statement pursuant to this Section 2, then,

         2.6.1. To the extent permitted by law, the Company shall indemnify and hold harmless the Investor, agents for the Investor, any underwriter for the Investor, and each Person, if any, who controls such Person within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of any untrue statement or alleged untrue statement of material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in the registration statement, or any amendments or supplements to the registration statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, and will reimburse the Investor, the agents for the Investor, such underwriter, or controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission based upon and in conformity with information furnished to the Company by the Investor or underwriter.

         2.6.2. To the extent permitted by law, the Investor shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed such registration statement, and any underwriter for the Company against any losses, claims,



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damages or liabilities to which the Company or any such director, officer or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in the registration statement or any amendments or supplements to the registration statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, or amendments or supplement thereto, in reliance upon and in conformity with information furnished by the Investor, and the Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling Person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the Investor's liability under this Section 2.6.2. shall not exceed the amount of the gross proceeds of the offering of the Investor's Registrable Securities included therein.

         2.6.3. Each party entitled to indemnification (the "Indemnified Party") shall give notice to the party required to provide indemnification ("Indemnifying Party") promptly after such Indemnified Party has knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense; provided, further, that the failure by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.6., except to the extent that the failure results in an omission of actual notice to the Indemnifying Party and such Indemnifying Party is damaged as a result of the failure to give notice; provided, further, that a refusal to permit the Indemnifying Party to conduct such defenses by such counsel shall relieve such Indemnifying Party of its obligations under this Section 2.6. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

         2.6.4. Each Indemnifying Party also agrees to make such provisions as are reasonably requested by any Indemnified Party and permitted by law, for contribution to such Indemnified Party in the event the Indemnifying Party's indemnification is unavailable for any reason, such that such provisions provide the same obligations and benefits to the Indemnified Party as those which would have been applicable had the indemnification provisions in Sections 2.6.1. and
2.6.2. been available taking into account all of the limitations set forth in Sections 2.6.1 and 2.6.2.

         SECTION 2.7 Reports Under the Securities Exchange Act of 1934. With a view toward making available to the Investor the benefits of SEC Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit the Investor to sell its Registrable Securities to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(i) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times until the Registrable Securities may be transferred without registration or restriction under the Act;

(ii) take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their shares;

(iii) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934; and

(iv) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Act and the Securities Exchange Act of 1934, or as to its qualification that it qualifies as a registrant whose shares may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed



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by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such Registrable Securities without registration or pursuant to such form.

(v) Promptly reissue unlegended certificates at the request of any Holder if the Holder shall have obtained an opinion of counsel to the effect that the securities proposed to be disposed of may lawfully be so disposed without registration, qualification or legend.

         SECTION 2.8 Transfer of Registration Rights. The registration rights of the Investor under this Section 2 may be assigned and transferred (i) by the Investor to any Affiliate of the Investor to whom any of the shares owned by the Investor are transferred, and (ii) by the Investor to any transferee who acquires a majority of the Registrable Securities (adjusted to reflect subsequent stock splits, combinations, stock dividends and recapitalizations); provided, however, that the Company is given written notice by the Investor at the time of such assignment and transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Section 2 are being assigned and transferred. For the purposes of this
Section 2.8 , a change in control of an Affiliate of the Investor holding shares entitling such Affiliate to the registration rights hereunder, such that such Affiliate is subsequent to such change of control no longer an Affiliate of the Investor, shall be deemed an attempted transfer of the registration rights hereunder and such former Affiliate of the Investor shall not be entitled to such registration rights except to the extent such transfer would be permitted under clause (ii) above.

                                   ARTICLE III

                                  MISCELLANEOUS

         SECTION 3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties (including permitted transferees of any shares of Registrable Securities). Without limiting any other rights of transfer herein (including Section 2.8 ), the Investor may transfer, assign and convey its shares of capital stock of the Company and its rights and obligations thereunder to an Affiliate of the Investor, and such Affiliate shall be deemed to be an "Investor" for purposes of construction of this Agreement. Nothing in this Agreement is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liability under or by reason of this Agreement, except as expressly provided in this Agreement.

         SECTION 3.2 Notices. All notices and other communications under this Agreement shall (a) be in writing (which shall include communications by telecopy), (b) be (i) sent by registered or certified mail, postage prepaid, return receipt requested, (ii) sent by telecopier, or (iii) delivered by hand,
(c) be given at the following respective addresses and telecopier numbers and to the attention of the following persons:

         (i)      If to the Company, to it at:

                  Mail.com, Inc.
                  11 Broadway, Suite 660
                  New York, NY 10007
                  Attention: Gerald Gorman, Chairman and Chief Executive Officer

                  Telephone No.: (212) 425-4200
                  Telecopier No.: (212) 425-3487

                  with a copy at the same address to:

                  David W. Ambrosia, Esq.

                  and to:



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                  Winthrop, Stimson, Putnam & Roberts
                  One Battery Park Plaza
                  New York, NY 10004
                  Attention: Ronald A. Fleming, Jr.

                  Telephone No.: (212) 858-1143
                  Telecopier No.: (212) 858-1500

         (ii)     If to the Investor, to it at:

                  STD, Inc. d/b/a Software Tool & Die
                  1330 Beacon Street
                  Brookline, MA 02146

                  Attention: Barry Z. Shein, President

                  Telephone No.: (617) 739-0202
                  Telecopier No.: (617) 739-0914

                  with a copy to (which copy shall not constitute notice):

                  Shapiro, Israel & Weiner, P.C.
                  100 North Washington Street
                  Boston, MA 02114
                  Attention: Barry M. Dicker
                  Telephone No.: (617) 742-4200
                  Telecopier No.: (617) 742-2355

                  and a copy to (which copy shall not constitute notice):

                  Sullivan & Worcester, LLP
                  One Post Office Square
                  Boston, MA 02109
                  Attention: Carol Wolff
                  Telephone No.: (617) 338-2877
                  Telecopier No.: (617) 338-2880

or at such other address or telecopier number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other, and (d) be effective or deemed delivered or furnished (i) if given by mail, on the fifth business day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section 3.2 and the appropriate answer back is received or receipt is otherwise acknowledged, and (iii) if given by hand delivery, when left at the address of the addressee addressed as above provided. The foregoing addresses may be changed by notices given in the manner set forth in this section.

         SECTION 3.3 Governing Law; Forum and Consent to Jurisdiction.

         (a) Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the Commonwealth of New York without giving effect to the principles of the conflict of laws thereof.



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         (b) Forum and Consent to Jurisdiction. Each party hereto submits to the nonexclusive jurisdiction of the courts of the State of New York and the federal courts of the United States of America located in such state solely in respect of the interpretation and enforcement of the provisions of this Agreement, and the other instruments, agreements and documents to be delivered pursuant hereto, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Agreement or any of such instruments, agreements and documents, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that this Agreement or any of such other instruments, agreements and documents may not be enforced in or by said courts or that its property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action or proceeding is improper.

         SECTION 3.4 Waivers; Amendments. The waiver by the undersigned of any of the provisions of this Agreement shall not operate or be construed as a waiver of any subsequent breach. This Agreement may be amended, and any provision of this Agreement may be waived, only by a written amendment executed by (i) the Company and (ii) in the case of any amendment affecting the rights or obligations of the Investor, the Investor. Notwithstanding the foregoing, the Company will provide the Investor with written notice and sufficient information, sufficiently far in advance of a date a decision is required, to enable the Investor to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof. The Company will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of capital stock of the Company as consideration for or as an inducement to the entering into by any such holder of any waiver or amendment to any of the terms and provisions of this Agreement, unless prior to the payment of any remuneration to any holder of capital stock of the Company, the Investor shall, ratably, have been offered the opportunity to provide any such waiver or amendment upon the same financial terms and conditions (including but not limited to the time specified by which a consent to such waiver or amendment must be given) as any holder of capital stock who has consented to the waiver or amendment of any of the terms of this Agreement. No waiver or amendment of the provisions in the preceding sentence shall be effective with respect to the Investor unless consented to in writing by the Investor.

         SECTION 3.5 Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect the construction and interpretation of this Agreement

         SECTION 3.6 Severability. The invalidity of all or any part of any section of this Agreement shall not render invalid the remainder of such section. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

         SECTION 3.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. This Agreement may contain more than one counterpart of the signature page and may be executed by the affixing of the signatures of each of the Parties to one of these counterpart signature pages. All of the counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         SECTION 3.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

         SECTION 3.9 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

         SECTION 3.10 Entire Agreement. This Agreement, the Purchase Agreement of this same date, and the other Transaction Agreements as defined therein contains the entire agreement of the Parties. The Parties are not bound by any oral statements that are made outside of this Agreement.



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         WHEREAS, the Parties have executed this Mail.com Investors' Rights
Agreement as of the date first above written:

MAIL.COM, INC.

/s/ GARY MILLIN
-----------------------------------------------------
By: Gary Millin
Title: President

STD, Inc. d/b/a Software Tool & Die

/s/ BARRY Z. SHEIN
-----------------------------------------------------
By: Barry Z. Shein
Title: President



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